UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 3, 2005
                                                --------------------------------

                          GS Mortgage Securities Corp.
 (as depositor for the GSAA Home Equity Trust 2005-4 to be formed pursuant to a
   Trust Agreement, to be entered into relating to the GSAA Home Equity Trust
                2005-4, Asset-Backed Certificates, Series 2005-4)
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             (Exact name of registrant as specified in its charter)



Delaware                                333-120274                    13-3387389
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                    10004
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code  (212) 902-1000
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            We are amending the Form 8-K that was filed on March 4, 2005, in connection with the GSAA Home Equity Trust 2005-4, Asset-Backed Certificates, Series 2005-4, to delete the last page of the Computational Materials, Structural Term Sheets and Collateral Term Sheets in Exhibit 99.1 to Item 9.01(c) of such previously filed Form 8-K and replace such page with the Structural Term Sheet included as Exhibit 99 to Item 9.01 of this Form 8-K/A.

ITEM 9.01   Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

Exhibit 99 Structural Term Sheet, prepared by Goldman Sachs & Co., in connection with certain classes of GSAA Home Equity Trust 2005-4, Asset-Backed Certificates, Series 2005-4.

      SIGNATURES
      ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GS MORTGAGE SECURITIES CORP.



      March 8, 2005
                                   By:    /s/ Michelle Gill
                                      ----------------------------------------
                                      Name:   Michelle Gill
                                      Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description
-----------                     -----------

99 Structural Term Sheet, prepared by Goldman Sachs & Co., in connection with certain classes of GSAA Home Equity Trust 2005-4, Asset-Backed Certificates, Series 2005-4.